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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): July 18, 2007


                               FUTUREFUEL CORP.
            (Exact Name of Registrant as Specified in Its Charter)

                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)

            0-52577                                  20-3340900
    (Commission File Number)              (IRS Employer Identification No.)


                         8235 FORSYTH BLVD., SUITE 400
                           ST. LOUIS, MISSOURI 63105
                   (Address of Principal Executive Offices)

                                (314) 854-8520
                        (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 8.01. OTHER EVENTS

         On April 24, 2007, FutureFuel Corp. (the "Company") filed its registration statement on Form 10 with the U.S. Securities and Exchange Commission seeking registration of the Company's common stock under Section 12(g) of the Securities Exchange Act of 1934. On June 26, 2007, the Company filed an amended registration statement on Form 10 to respond to certain comments provided to the Company by the SEC Division of Corporate Finance, Office of Emerging Growth Companies. Notwithstanding the SEC comment and review process, pursuant to Section 12(g) of the Securities Exchange Act of 1934, the Company's registration statement became effective on June 23, 2007.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTUREFUEL CORP.



By: /s/ Douglas D. Hommert
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    Douglas D. Hommert, Executive Vice President, Secretary and Treasurer

Date: July 18, 2007

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